UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 18, 2011

NOVADEL PHARMA INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32177	22-2407152
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1200 Route 22 East, Suite 2000

Bridgewater, NJ 08807

(Address of principal executive offices) (Zip Code)

(908) 203-4640

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K/A of NovaDel Pharma Inc., a Delaware corporation (the “Company”), amends and supplements the Current Report on Form 8-K that was filed by the Company with the Securities and Exchange Commission (the “Commission”) on August 22, 2011 (the “Original Form 8-K”), in response to comments the Company received from the Commission on a confidential treatment request the Company made for certain portions of Exhibit 10.2 in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2011. This Amendment No. 1 to the Company’s Current Report on Form 8-K/A is being filed to amend and supplement Item 1.01.

Item 1.01. Entry into a Material Definitive Agreement.

On August 18, 2011, the Company entered into an exclusive license and distribution agreement (the “Agreement”) with Rechon Life Science AB (“Rechon”) to manufacture and commercialize Zolpimist® outside of the United States, Canada, Israel and North and South Korea. Zolpimist is NovaDel’s oral spray formulation of zolpidem tartrate, approved by the FDA in December of 2008. Under the terms of the agreement, Rechon will assume responsibility for manufacturing and marketing Zolpimist outside the United States, Canada, Israel and North and South Korea. In addition, Rechon will pay a single-digit royalty on each unit shipped from Rechon’s manufacturing facility. Under the terms of the agreement, Rechon is required to complete and submit a regulatory filing for Zolpimist in the European Union. In addition, Rechon is required to launch Zolpimist in at least three countries outside the European Union within 12 months.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which the Company intends to file as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2011 or as an exhibit to an amendment to this current report on Form 8-K, with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Item 7.01 Regulation FD Disclosure

On August 22, 2011, the Company issued a press release to announce the Agreement as set forth above. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits

	Exhibit No.	Description

	99.1	Press Release of NovaDel Pharma Inc. dated August 22, 2011, titled “NovaDel Signs Exclusive License and Distribution Agreement with Rechon Life Science AB to Manufacture and Commercialize Zolpimist® outside of the US and Canada” (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 22, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaDel Pharma Inc.

By:	/s/ STEVEN B. RATOFF
Name:	Steven B. Ratoff
Title:	President, Chief Executive Officer and Interim Chief Financial Officer

Date: January 31, 2012